UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: September 17, 2018

(Date of earliest event reported)

Hess Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-38050	36-4777695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 McKinney Street

Houston, TX 7701

(Address of principal executive offices and zip code)

(713) 496-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Amendments to Existing Commercial Agreements with Hess

On September 17, 2018, certain indirect subsidiaries of Hess Midstream Partners LP (the “Partnership”), amended and restated certain commercial agreements with Hess Trading Corporation (“HTC”), an indirect wholly owned subsidiary of Hess Corporation (“Hess”), to enable the Partnership and its subsidiaries to provide certain services to HTC at the Little Missouri Four processing plant (“LM4”) and to further align the interests of the Partnership and HTC in promoting the growth of third-party volumes on the Partnership’s Bakken assets. As previously disclosed, LM4, a 200 million standard cubic foot per day gas processing plant that is currently being constructed by Targa Resources Corp. (“Targa”), will be owned by a 50/50 joint venture between Targa and Hess TGP Operations LP, in which the Partnership owns a 20% controlling economic interest and Hess Infrastructure Partners LP (“HIP”) owns the remaining 80% economic interest.

Second A&R Processing and Fractionation Agreement

On September 17, 2018, the Partnership’s indirect subsidiary, Hess Bakken Processing LLC (“Hess Bakken”), entered into a Second Amended and Restated Gas Processing and Fractionation Agreement with HTC (the “Second A&R Processing and Fractionation Agreement”). The Second A&R Processing and Fractionation Agreement amends the existing amended and restated gas processing and fractionation agreement between HTC and Hess Tioga Gas Plant LLC, a subsidiary of Hess Bakken (the “Existing Processing Agreement”), under which the Partnership and its subsidiaries provide certain services to HTC with respect to volumes of natural gas and natural gas liquids (“NGLs”) provided by HTC to the Partnership and its subsidiaries and HTC pays certain fees in respect of such services.

The Second A&R Processing and Fractionation Agreement amended the Existing Processing Agreement to, among other things:

•

enable the Partnership and its subsidiaries to provide processing, treatment, fractionation and other ancillary services to HTC at LM4 in addition to the Partnership’s existing Tioga Gas Plant, as well as at additional Bakken natural gas processing plants that may be acquired, constructed or operated by the Partnership and its subsidiaries in the future; and

•

amend the Existing Processing Agreement’s fee structure, effective January 1, 2019, to incorporate as an element of the fee recalculation mechanism contained therein the revenues received (and expected to be received) by HTC from sourcing third-party dedicated production. As amended, the fee recalculation mechanism in the Existing Processing Agreement, which targets a specified return on the capital deployed by the Partnership and its subsidiaries over the initial 10-year term, will continue to apply to the Second A&R Processing and Fractionation Agreement, and fees payable by HTC over the initial 10-year term under the agreement will be based on (1) the volumes received (and expected to be received) by the Partnership and its subsidiaries from HTC, whether such volumes are produced by Hess or relate to third-party dedicated production; (2) the costs and expenses incurred (and expected to be incurred) by the Partnership and its subsidiaries in providing services to HTC; and (3) the targeted return on capital deployed by the Partnership and its subsidiaries over the initial 10-year term.

The foregoing description of the Second A&R Processing and Fractionation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second A&R Processing and Fractionation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Second A&R Gas Gathering Agreement

On September 17, 2018, the Partnership’s indirect subsidiary, Hess North Dakota Pipelines LLC (“Pipelines LLC”), entered into a Second Amended and Restated Gas Gathering Agreement with HTC (the “Second A&R Gas Gathering Agreement”). The Second A&R Gas Gathering Agreement amends the existing amended and restated gas gathering agreement between Pipelines LLC and HTC (the “Existing GGA”), under which the Partnership and its subsidiaries provide certain services to HTC with respect to volumes of natural gas and NGLs provided by HTC into the Partnership’s gas gathering system and HTC pays certain fees in respect of such services.

The Second A&R Gas Gathering Agreement amended the Existing GGA to, among other things:

•

enable the Partnership and its subsidiaries to provide gathering, compression and other ancillary services to HTC in respect of volumes of natural gas and NGLs delivered to LM4, as well as from any additional gathering assets that may be acquired, constructed or operated by the Partnership and its subsidiaries in the future;

•

increase the duration of the initial term of the Existing GGA, solely with respect to the Partnership’s Goliath subsystem, by an additional five years, with a new expiration date of December 31, 2028, and reduce the duration of any secondary term from ten years to five years; and

•

amend the Existing GGA’s fee structure, effective January 1, 2019, to incorporate as an element of the fee recalculation mechanism contained therein the revenues received (and expected to be received) by HTC from sourcing third-party dedicated production. As amended, the fee recalculation mechanism in the Existing GGA, which targets a specified return on the capital deployed by the Partnership and its subsidiaries over the initial term, will continue to apply to the Second A&R Gas Gathering Agreement, and fees payable by HTC over the initial term under the agreement will be based on (1) the volumes received (and expected to be received) by the Partnership and its subsidiaries from HTC, whether such volumes are produced by Hess or relate to third-party dedicated production; (2) the costs and expenses incurred (and expected to be incurred) by the Partnership and its subsidiaries in providing services to HTC; and (3) the targeted return on capital deployed by the Partnership and its subsidiaries over the initial term.

The foregoing description of the Second A&R Gas Gathering Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second A&R Gas Gathering Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

The terms of the Second A&R Processing and Fractionation Agreement and the Second A&R Gas Gathering Agreement were approved by the board of directors of Hess Midstream Partners GP LLC (the “General Partner”), the general partner of Hess Midstream Partners GP LP, the general partner of the Partnership, and by the conflicts committee of the board of directors of the General Partner, which consists entirely of independent directors. The conflicts committee engaged independent advisors in its review of the Second A&R Processing and Fractionation Agreement and the Second A&R Gas Gathering Agreement.

Relationships

HIP is owned 50% by Hess Investments North Dakota LLC (“HINDL”), an indirect subsidiary of Hess, and 50% by GIP II Blue Holding Partnership, L.P., an entity managed by Global Infrastructure Management (“GIP”). Each of the Partnership, the General Partner, Hess Bakken and Pipelines LLC is a direct or indirect subsidiary of HIP. As a result, certain individuals, including officers and directors of Hess, GIP, HIP, the general partner of HIP and the General Partner, serve as officers and/or directors of more than one of such other entities. Hess Midstream Partners GP LP holds a 2% general partner interest in the Partnership, and HINDL and GIP each hold 5,141,327 common units and 13,639,827 subordinated units of the Partnership, which collectively represent an approximate 67.5% limited partner interest in the Partnership.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.		Description

10.1†	—	Second Amended and Restated Gas Processing and Fractionation Agreement, effective as of January 1, 2014, by and between Hess Trading Corporation and Hess Bakken Processing LLC

10.2†	—	Second Amended and Restated Gas Gathering Agreement, effective as of January 1, 2014, by and between Hess Trading Corporation and Hess North Dakota Pipelines LLC

†

Confidential treatment has been requested for certain portion of this Exhibit pursuant to a confidential treatment request filed with the Securities and Exchange Commission on September 21,2018. Such portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hess Midstream Partners LP

	By:	Hess Midstream Partners GP LP, its general partner

	By:	Hess Midstream Partners GP LLC, its general partner

Dated: September 21, 2018	By:	/s/ Jonathan C. Stein
Jonathan C. Stein
Chief Financial Officer

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